Exhibit 99.1

Identiv to Acquire the Freedom, Liberty, EnterphoneTM MESH, and Services Business Lines of Viscount Systems, Inc.

Proven Freedom Platform Expected to Strengthen Identiv’s Premises Solutions for Commercial and Small- and Medium-Sized Businesses and Expanded Services and Cloud-Based Recurring Revenue Capabilities Expected to Strengthen Competitive Position and Business Model

FREMONT, Calif., December 20, 2018 — Identiv, Inc. (NASDAQ: INVE), a global provider of physical security and secure identification, has entered into a definitive agreement to acquire substantially all assets of the Freedom, Liberty, and Enterphone™ MESH products and services of Viscount Systems, Inc. The acquisition is expected to strengthen Identiv’s premises segment with advanced, complementary solutions for the commercial and small- and medium-sized business (SMB) markets, leveraging Freedom’s IT-centric software, defined architecture, and hardware-light platform. The acquisition also marks an important strategic step towards Identiv’s vision of converged, highly secure yet frictionless access to places and information, ranging from traditional on-premises solutions to web-based and cloud solutions.

The acquisition will add Viscount’s web-based Freedom access control and Enterphone MESH telephone entry solutions to Identiv’s premises solutions. The Freedom platform is known for its early adoption of a web, API-based, cloud-ready architecture. Focused on the SMB and commercial markets, Freedom, and the entry-level Liberty product line, are highly scalable, making them suitable for enterprise and federal solutions, as well.

The Company believes the combination creates one of the most-advanced, IT-centric solutions for physical security. With Freedom, customers can build integrated access control and video management systems under one centrally managed or distributed network, seamlessly integrating physical security devices such as card readers, ID management, Active Directory/LDAP, visitor entry, alarm points, and video applications and analytics. Freedom’s REST API enables integration by security and IT departments into their extended application environments, delivering a seamless evolution from traditional physical access models to next-generation, cloud and web-based, and mobile-enabled systems. Similar to Identiv’s leading Hirsch Velocity solution for the U.S. government market, Viscount’s Freedom platform is also FICAM-compliant and allows customers to choose an evolutionary, alternative architecture. Together, Identiv’s expanded range of solutions addresses the entire spectrum of small-to-enterprise scale requirements, commercial and federal standards, as well as on-premises, web-based, and cloud-based architectures.

“This is another key step on Identiv’s path to deliver trusted as well as disruptive security solutions to our global customers,” said Steven Humphreys, CEO of Identiv. “Freedom and Enterphone MESH are highly complementary offerings, allowing us to address more customers and channels, adding SMB and distribution focus in the commercial market. The highly scalable web- and cloud-based architecture aligns directly with our vision of an integrated software platform for convenience and security. Just as important as the products, the Freedom team includes early leadership from such forward-looking companies as Open Options and Quantum Secure, and industry stalwarts such as Tyco. This extraordinary team’s vision has driven the state-of-the-art Freedom and Enterphone MESH software platform, and the hardware-light Freedom Encryption Bridge. Their industry expertise and shared customer-centric philosophy aligns perfectly with Identiv’s. We enthusiastically welcome the Freedom, Liberty, and Enterphone MESH team.”

Scott Sieracki, CEO and President of Viscount Systems, Inc., commented: “We are excited to be joining the Identiv team and becoming part of a broader combined offering. We have prided ourselves on being a leader in next-generation access technology. By becoming part of the Identiv family, we will be able to leverage the combined go-to-market position. Our channel partners will now have the right solution for all customers, from strong government security with Hirsch Velocity, integrated video with 3VR to web-based solutions in enterprise and small-scale commercial installations.”

Identiv expects the acquired product lines to add between $4 million and $5 million to the company’s Premises segment revenue in fiscal 2019 and contribute positive adjusted EBITDA post synergies.

The asset purchase agreement is subject to customary closing conditions and is expected to close on or about January 2, 2019. The total consideration at close is expected to be $3 million, comprised of $1 million in cash and $2 million in shares of Identiv common stock. Additionally, in the event the business achieves certain significant sales targets in fiscal 2019 and 2020, Identiv would be obligated to issue additional earnout consideration in shares of Identiv common stock. Identiv plans to host a conference call to further discuss the details of the acquisition following the close of the acquisition.

About Identiv

Identiv, Inc. is a global provider of physical security and secure identification. Identiv’s products, software, systems, and services address the markets for physical and logical access control, video analytics, and a wide range of RFID-enabled applications. Customers in the government, enterprise, consumer, education, healthcare, banking, retail, and transportation sectors rely on Identiv’s access and identification solutions. Identiv’s mission is to secure the connected physical world: from perimeter to desktop access, and from the world of physical things to the Internet of Everything. Identiv is a publicly traded company and its common stock is listed on the Nasdaq Capital Market in the U.S. under the symbol “INVE”. For more information, visit identiv.com.

Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including the statements regarding the Company’s expectations regarding future operating and financial performance, the Company’s beliefs that the acquisition is expected to strengthen the Company’s competitive position and business model, the expected synergies resulting from the proposed acquisition, including potential benefits to customers, the expected financial benefits from the proposed acquisition, the expected total consideration, the expected closing date of the acquisition, the Company’s beliefs regarding its pipeline, growth opportunities, and the Company’s beliefs regarding its status in the market and with customers is a forward-looking statement. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, actual results following the closing of the acquisition, the Company’s ability to continue the momentum in its business, its ability to successfully execute its business strategy, the successful closing of the acquisition, the actual benefits and synergies achieved through the acquisition, the level of customer orders, customer response to the proposed acquisition, the success of its products and partnerships, industry trends and seasonality, and factors discussed in our public reports, including our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

Non-GAAP Financial Measures

This press release includes information related to the projected positive non-GAAP adjusted EBITDA contribution by Viscount post synergies. Identiv uses non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. We believe that the use of non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. The non-GAAP adjusted EBITDA contribution discussed above would exclude items that are included in GAAP net income (loss) and GAAP expenses, such as provision (benefit) for income taxes, net income (loss) attributable to non-controlling interest, interest expense, gain (loss) on extinguishment of debt, foreign currency gains (losses), stock-based compensation, amortization and depreciation, and restructuring and severance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Investor Relations Contact

Matt Glover and Najim Mostamand, CFA

Liolios Group, Inc.

+1 949-574-3860

IR@identiv.com

Media Contact

press@identiv.com